UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 18, 2005
                                                         --------------

                        INTERSTATE BAKERIES CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

               1-11165                                   43-1470322
--------------------------------------------------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

                 12 East Armour Boulevard
                   Kansas City, Missouri                            64111
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

                                (816) 502-4000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry Into a Material Definitive Agreement.

         On March 18, 2005, Interstate Bakeries Corporation (the "Company") entered into the Seventh Amendment to the Amended and Restated Credit Agreement (the "Seventh Amendment"), among the Company, Interstate Brands Corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Central Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent (the "Co-Documentation Agents"), Bank of America, N.A., as syndication agent (the "Syndication Agent") and JPMorgan Chase Bank ("JPMorgan"), as administrative agent. A copy of the Seventh Amendment is hereby incorporated by reference and attached hereto as Exhibit 10.1. The Company, as Guarantor, the Borrower, the Lenders, the Co-Documentation Agents, the Syndication Agent and JPMorgan are parties to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (the "Credit Agreement"), as previously amended on April 1, 2003, May 7, 2004, May 27, 2004, June 17, 2004, August 12, 2004 and September 10, 2004. The Seventh Amendment allows the Issuing Bank (as defined in the Credit Agreement) to amend, renew or replace outstanding letters of credit for the duration of the Chapter 11 process.

         JPMorgan is also a lender under the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among the Company and certain of its subsidiaries, JPMorgan and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMorgan, the "Lenders"), JPMorgan, as administrative agent for the Lenders, and JPMorgan, as collateral agent for the Lenders. Furthermore, JPMorgan or its affiliates may hold equity positions in the Company.


Item 7.01.        Regulation FD Disclosure.
         As previously reported, on September 22, 2004, we and each of our wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On March 22, 2005, we filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended February 5, 2005. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference.

         Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

   10.1 Seventh Amendment to the Amended and Restated Credit Agreement dated as of March 18, 2005, by and among the Interstate Bakeries Corporation, Interstate Brands Corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Central Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent (the "Co-Documentation Agents"), Bank of America, N.A., as syndication agent (the "Syndication Agent") and JPMorgan Chase Bank ("JPMorgan"), as administrative agent.

   99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended February 5, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2005               INTERSTATE BAKERIES CORPORATION



                                        By:   /s/ Ronald B. Hutchison
                                           -------------------------------------
                                              Ronald B. Hutchison
                                              Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

     10.1 Seventh Amendment to the Amended and Restated Credit Agreement dated as of March 18, 2005, by and among the Interstate Bakeries Corporation, Interstate Brands Corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Central Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent (the "Co-Documentation Agents"), Bank of America, N.A., as syndication agent (the "Syndication Agent") and JPMorgan Chase Bank ("JPMorgan"), as administrative agent.

     99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended February 5, 2005.